EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated November 23, 2020

to the Statement of Additional Information dated June 29, 2020, as supplemented on

October 30, 2020 (“SAI”)

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

At its meeting on October 27-28, 2020, the Board of Trustees of the Fund: (i) accepted the resignation of Helge K. Lee from his position as Secretary of the Fund effective as of the end of the day on November 30, 2020, and (ii) designated and appointed Scott K. Richardson as Secretary of the Fund effective on December 1, 2020. Accordingly, effective as of December 1, 2020, the SAI is hereby supplemented and revised as follows:

In the “Trustees and Officers” section, the row of the “Officers” table relating to Helge K. Lee is hereby deleted and replaced with the following:

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for the Past Five Years
Scott K. Richardson Born: 1966 Secretary since December 2020	Associate General Counsel, Edward Jones (since July 2020); Senior Vice President and Chief Legal and Regulatory Officer/General Counsel at Foresters Financial Holding Company, Inc. (September 2018 – June 2020); Executive Director at Morgan Stanley Wealth Management (2005 – 2018).

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